UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013
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AMCOL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	1-14447 Commission File Number	36-0724340 I.R.S. Employer Identification Number

2870 Forbs Avenue
Hoffman Estates, IL 60192
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 851-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

On May 16, 2013, at the Annual Meeting of Shareholders of AMCOL International Corporation (“AMCOL” or the “Company”), AMCOL’s shareholders voted on proposals to (i) elect three (3) Class III directors for a three-year term expiring in 2016; (ii) ratify the Audit Committee’s selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for 2013; and (iii) approve, on a non-binding, advisory basis, AMCOL’s executive compensation.

The voting results for each proposal were as follows:

1.	Election of Directors

Director	For	Withheld	Broker Non-Vote
Jay D. Proops	22,672,194	1,163,844	4,803,755
William H. Schumann, III	23,715,261	120,777
Paul C. Weaver	22,623,982	1,212,056

2.	Ratification of the Selection of Ernst & Young LLP:

For	Against	Abstain
28,543.696	35,327	60,770

3.	Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Vote
23,187,967	564,859	83,212	4,803,755

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION
Date:	May 16, 2013	By:	/s/ Donald W. Pearson
Donald W. Pearson
Vice President and Chief Financial Officer